Exhibit 10.63

AMENDED AND RESTATED AFFILIATE GUARANTY AGREEMENT

This AMENDED AND RESTATED AFFILIATE GUARANTY AGREEMENT (this “Amended and Restated Affiliate Guaranty”) is made as of January 1, 2013, by the parties set forth on Schedule I attached hereto and made a part hereof (each such party, an “Affiliate Guarantor,” and, collectively, the “Affiliate Guarantors”), in favor of THE UNITED STATES LIFE INSURANCE COMPANY IN THE CITY OF NEW YORK, a New York corporation, successor by merger to First SunAmerica Life Insurance Company (“Lender”).

1.                                      Original Affiliate Guaranty.

Affiliate Guarantors executed that certain Affiliate Guaranty Agreement, dated as of March 8, 2011, in favor of Lender (the “Original Affiliate Guaranty”) in connection with a series of mortgage loans in an aggregate original principal amount of $23,500,000.00 (each a “Loan” and, collectively, the “Aggregate Loan”) made by Lender to the Affiliate Guarantors.

2.                                      Assumption and Modification of Aggregate Loan.

(A)                               The Aggregate Loan is (a) evidenced by, among other things, the Promissory Notes more particularly described on Schedule II attached hereto and made a part hereof (each, a “Note” and, collectively, the “Notes”); and (b) secured by, among other things, the security instruments more particularly described on Schedule III attached hereto and made a part hereof (each a “Security Instrument,” collectively, the “Security Instruments”).  Each Security Instrument is granted by the respective Affiliate Guarantor, as borrower (each, a “Borrower” and, collectively, the “Borrowers”), as more particularly described on Schedule I, for the benefit of Lender, and each Security Instrument encumbers that certain real property as more particularly described on Schedule III and in each such Security Instrument.  This Amended and Restated Affiliate Guaranty is secured by the Security Instruments.  As more particularly provided below, as of the date hereof, each Security Instrument has been modified by the applicable Assumption Agreement (as defined below).

(B)                               Lender has agreed to consent to the assumption and modification (the “Assumption and Modification”) of the documents evidencing and/or securing each Loan pursuant to (i) an Assumption, Consent and Modification Agreement (15 Executive) (the “15 Executive Assumption Agreement”) of even date herewith by and among 15 Executive Borrower, Paul Cooper, an individual, Jeffrey Ravetz, an individual, and Louis Sheinker, an individual (collectively, the “Original Guarantors”), GTJ REIT, Inc., a Maryland corporation (“Guarantor”) and Lender, which 15 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (ii) an Assumption, Consent and Modification Agreement (35 Executive) (the “35 Executive Assumption Agreement”) of even date herewith by and among 35 Executive Borrower, Original Guarantors, Guarantor and Lender, which 35 Executive Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iii) an Assumption, Consent and Modification Agreement (Marsh Hill) (the “Marsh Hill Assumption Agreement”) of even date herewith by and among Marsh Hill Borrower, Original Guarantors, Guarantor and Lender, which Marsh Hill Assumption Agreement shall be recorded in the Land Records of Orange, Connecticut, (iv) an Assumption, Consent and Modification Agreement (470 Bridgeport) (the “470 Bridgeport Assumption Agreement”) of even date herewith by and among 470 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 470 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, (v) an Assumption, Consent and Modification Agreement (950 Bridgeport) (the “950 Bridgeport Assumption Agreement”) of even date herewith by and among 950 Bridgeport Borrower, Original Guarantors, Guarantor and Lender, which 950 Bridgeport Assumption Agreement shall be recorded in the Land Records of Shelton, Connecticut, and (vi) an Assumption, Consent and Modification Agreement (8 Slater) (the “8 Slater Assumption Agreement”, and together with the 15 Executive Assumption Agreement, the 35 Executive Assumption Agreement, the Marsh Hill Assumption Agreement, the 470 Bridgeport Assumption Agreement, and the 950 Bridgeport Assumption Agreement, collectively, the “Assumption Agreements”) of even date herewith by and among 8 Slater Borrower, Original Guarantors, Guarantor and Lender, which 8 Slater Assumption Agreement shall be recorded in the Office of the Westchester County Clerk, New York.

The Security Instruments, together with the Notes, this Amended and Restated Affiliate Guaranty, the Assumption Agreements and all other documents evidencing and/or securing the Aggregate Loan and/or executed in connection with the Assumption and Modification, as the same may be further amended, modified or supplemented from time to time, are hereinafter referred to, collectively, as the “Loan Documents”.  All capitalized terms used herein without definition shall have the meanings given to such terms in the Schedules attached hereto or in the 8 Slater Security Instrument (as such term is defined on Schedule III), as modified by the 8 Slater Assumption Agreement, as may be applicable.

(C)                               In connection with the modification of the documents evidencing and/or securing each Loan, Affiliate Guarantors and Lender desire to amend and restate the Original Affiliate Guaranty in its entirety.

(D)                               NOW, THEREFORE, in consideration of the foregoing, and of the covenants and agreements hereinafter set forth, it is hereby agreed that the Original Affiliate Guaranty shall be and hereby is, amended and restated in its entirety as follows:

3.                                      Purpose and Consideration.  The execution and delivery of this Amended and Restated Affiliate Guaranty by the Affiliate Guarantors (i) is a condition to Lender’s willingness to make the Aggregate Loan to the Borrowers and consent to the Assumption and Modification pursuant to the Assumption Agreements; (ii) is made in order to induce Lender to make the Aggregate Loan and consent to the Assumption and Modification pursuant to the Assumption Agreements; and (iii) is made in recognition that Lender will be relying upon this Amended and Restated Affiliate Guaranty in making the Aggregate Loan and consenting to the Assumption and Modification pursuant to the Assumption Agreements and performing any other obligations Lender may have under the Loan Documents.  Each Borrower and each Affiliate Guarantor is owned and controlled by substantially the same Persons as the other Borrowers and Affiliate Guarantors, and, accordingly, the Borrowers and the Affiliate Guarantors acknowledge that each of the Borrowers and Affiliate Guarantors will receive material direct and indirect benefit from Lender making the Aggregate Loan to the Borrowers.

4.                                      Affiliate Guaranty.  Each of the Affiliate Guarantors hereby guarantees, and becomes surety for, absolutely, primarily, unconditionally and irrevocably (a) the full and prompt payment of any and all other sums which may now be or may hereafter become due and owing under the Notes, the Security Instruments, and the other Loan Documents (collectively, the “Payment Obligations”); and (b) the full and prompt performance of all other obligations of the Borrowers under the Notes, the Security Instruments and the other Loan Documents (collectively, the “Other Obligations”; and together with the Payment Obligations, collectively, the “Obligations”).

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The liability of the Affiliate Guarantors with respect to the Obligations shall be joint and several, primary, direct and immediate, and not conditional or contingent upon pursuit by Lender of any remedies it may have against the Borrowers (collectively, or any of them, individually) or any other person, whether pursuant to the Notes, the Security Instruments or any other Loan Documents in connection therewith or any other document or agreement.  The Affiliate Guarantors and Lender each acknowledge that this Amended and Restated Affiliate Guaranty is a guarantee of payment and not just of collection in respect of the Obligations that may accrue to Lender from the Affiliate Guarantors.  The liability of the Affiliate Guarantors under this Amended and Restated Affiliate Guaranty shall continue after any assignment or transfer of the interests of Lender under this Amended and Restated Affiliate Guaranty made in conjunction with an assignment of the Aggregate Loan.

5.                                      Affiliate Guaranty is Independent and Absolute.  The obligations of the Affiliate Guarantors hereunder are independent of the obligations of Borrowers and of any other person who may become liable with respect to the Obligations.  The Affiliate Guarantors are jointly and severally liable with Borrowers and with any other guarantor for the full and timely payment and performance of all of the Obligations.  The Affiliate Guarantors expressly agree that a separate action or actions may be brought and prosecuted against any or all of the Affiliate Guarantors (or any other guarantor), whether or not any action is brought against any Borrower, any other guarantor or any other Person for any Obligations guaranteed hereby and whether or not Borrowers, the other Guarantor, any other guarantor or any other Persons are joined in any action against the Affiliate Guarantors.  The Affiliate Guarantors further agree that Lender shall have no obligation to proceed against any security for the Obligations prior to enforcing this Guaranty against the Affiliate Guarantors, and that Lender may pursue or omit to pursue any and all rights and remedies Lender has against any Person or with respect to any security in any order or simultaneously or in any other manner.  All rights of Lender and all obligations of the Affiliate Guarantors hereunder shall be absolute and unconditional irrespective of   (a) any lack of validity or enforceability of the Notes, the Security Instruments or any other Loan Document and (b) any other circumstances which might otherwise constitute a defense available to, or a discharge of, any Borrower in respect of the Obligations.

6.                                      Authorizations to Lender.  The Affiliate Guarantors authorize Lender, without notice or demand and without affecting the Affiliate Guarantors’ liability hereunder, from time to time (a) to renew, extend, accelerate or otherwise change the time for payment of, change, amend, alter, cancel, compromise or otherwise modify the terms of the respective Notes, including increasing the rate or rates of interest thereunder agreed to by the Borrowers, and to grant any indulgences, forbearances, or extensions of time; (b) to renew, extend, change, amend, alter, cancel, compromise or otherwise modify any of the terms, covenants, conditions or provisions of any of the Security Instruments or any of the other Loan Documents or any of the Obligations; (c) to apply any security and direct the order or manner of sale thereof as Lender, in Lender’s sole discretion, may determine; (d) to proceed against the Borrowers (collectively, or any of them, individually),or any other guarantor with respect to any or all of the Obligations without first foreclosing against any security therefor; (e) to exchange, release, surrender, impair or otherwise deal in any manner with, or waive, release or subordinate any security interest in, any security for the Obligations; (f) to release or substitute the Borrowers (collectively, or any of them, individually) any other guarantors, endorsers, or other parties who may be or become liable with respect to the Obligations, without any release being deemed made of the Affiliate Guarantors or any other such person; and (g) to accept a conveyance or transfer to Lender of all or any part of any security in partial satisfaction of the Obligations, or any of them, without releasing the Borrowers (collectively, or any of them, individually), or any other guarantor, endorser or other party who may be or become liable with respect to the Obligations, from any liability for the balance of the Obligations.

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7.                                      Application of Payments Received by Lender.  Any sums of money Lender receives from or for the account of the Borrowers may be applied by Lender to reduce any of the Obligations or any other liability of the Borrowers to Lender, as Lender in Lender’s sole discretion deems appropriate.

8.                                      Waivers by the Affiliate Guarantors.  In addition to all waivers expressed in any of the Loan Documents, all of which are incorporated herein by the Affiliate Guarantors, the Affiliate Guarantors hereby waive (a) presentment, demand, protest and notice of protest, notice of dishonor and of non-payment, notice of acceptance of this Amended and Restated Affiliate Guaranty, and diligence in collection; (b) notice of the existence, creation, or incurring of any new or additional Obligations under or pursuant to any of the Loan Documents; (c) any right to require Lender to proceed against, give notice to, or make demand upon the Borrowers (collectively, or any of them, individually), (d) any right to require Lender to proceed against or exhaust any security, or to proceed against or exhaust any security in any particular order; (e) any right to require Lender to pursue any remedy of Lender; (f) any right to direct the application of any security held by Lender; (g) any right of subrogation, any right to enforce any remedy, which Lender may have against the Borrowers (collectively, or any of them, individually), any right to participate in any security now or hereafter held by Lender and any right to reimbursement from the Borrowers (collectively, or any of them, individually), for amounts paid to Lender by the Affiliate Guarantors, until all of the Secured Obligations (as defined in any of the Security Instruments) have been satisfied; (h) benefits, if any, of the Affiliate Guarantors under any anti-deficiency statutes or single-action legislation; (i) any defense arising out of any disability or other defense of the Borrowers (collectively, or any of them, individually), including bankruptcy, dissolution, liquidation, cessation, impairment, modification, or limitation, from any cause, of any liability of the Borrowers (collectively, or any of them, individually), or of any remedy for the enforcement of such liability; (j) any statute of limitations affecting the liability of the Affiliate Guarantors hereunder; (k) any right to plead or assert any election of remedies by Lender; and (1) any other defenses available to a surety under applicable law.

9.                                      Subordination by The Affiliate Guarantors.  The Affiliate Guarantors hereby agree that any indebtedness of the Borrowers (collectively, or any of them, individually) to any of the Affiliate Guarantors, whether now existing or hereafter created, shall be, and is hereby, subordinated to the indebtedness of the Borrowers to Lender under the Loan Documents.  At any time during which a Default or Event of Default (as such terms are defined in each of the Security Instruments) shall exist, the Affiliate Guarantors shall not accept or seek to receive any amounts from the Borrowers (collectively, or any of them, individually), on account of any indebtedness of the Borrowers (collectively, or any of them, individually) to the Affiliate Guarantors.

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10.                               Bankruptcy Reimbursements.  The Affiliate Guarantors hereby agree that if all or any part of the Obligations paid to Lender by the Borrowers (collectively, or any of them, individually), or any other party liable for payment and satisfaction of the Obligations (other than the Affiliate Guarantors) are recovered from Lender in any bankruptcy proceeding, the Affiliate Guarantors shall reimburse Lender immediately on demand for all amounts of such Obligations so recovered from Lender, together with interest thereon at the default rate set forth in the Notes from the date such amounts are so recovered until repaid in full to Lender.  For purposes of the reimbursement of Lender by the Affiliate Guarantors under this Section 10, the provisions of this Amended and Restated Affiliate Guaranty shall survive repayment of the Aggregate Loan until all amounts recovered from Lender, and any other amounts due thereon under this Amended and Restated Affiliate Guaranty, shall have been reimbursed in full.

11.                               Jurisdiction and Venue.  The Affiliate Guarantors each hereby submit themselves to the jurisdiction and venue of any federal or state court serving County of Westchester or Village of Port Chester, in the State of New York, or serving the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut, in connection with any action or proceeding brought for enforcement of the Affiliate Guarantors’ obligations hereunder, and hereby waive any and all personal or other rights under the law of any other country or state to object to jurisdiction within such locations for purposes of litigation to enforce such obligations.

12.                               Service of Process.  (a)  The Affiliate Guarantors hereby appoint Ruskin Moscou Faltischek, P.C., 1425 RXR Plaza, East Tower, 15th Floor, Uniondale, New York  11556, Attention:  Adam P. Silvers, Esq. as their lawfully designated agent for service of process and hereby consent to such service for purposes of submitting to the jurisdiction and venue of any federal or state court serving the County of Westchester or Village of Port Chester, in the State of New York, or serving the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut, as provided in Section 11, above.  The Affiliate Guarantors hereby agree that none of them shall change its designated agent without giving prior written notice thereof to Lender and having received Lender’s prior express written consent to such redesignation.  In the event service of process in accordance with the foregoing is not possible after two (2) weeks’ reasonable effort by Lender, the Affiliate Guarantors hereby consent to service by publication in a newspaper of general circulation in the County of Westchester or Village of Port Chester, in the State of New York, or in the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut.

(b)  Without limiting the foregoing provisions of this Section 12, the Affiliate Guarantors hereby further acknowledge and agree that delivery to the Affiliate Guarantors, at the address, and in any manner provided for, in Section 15 hereof, of any summons and complaint or any other documents in any action, as evidenced by regular or customary receipt or statement of the delivery firm or United States Post Office, as may be applicable, shall constitute, for all purposes in any such action, service of process for purposes of submitting to the jurisdiction and venue of any federal or state court serving the County of Westchester or Village of Port Chester, in the State of New York, or serving the Counties of New Haven or Fairfield or City of Shelton or Milford or Town of Orange, in the State of Connecticut, as provided in Section 11 above, and the Affiliate Guarantors hereby consent to any such service.  The Affiliate Guarantors hereby agree that they shall not change any such address without giving prior written notice thereof to Lender and having received Lender’s written receipt of such change of address notice.

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13.                               Assignability.  This Amended and Restated Affiliate Guaranty shall be binding upon the Affiliate Guarantors and the Affiliate Guarantors’ heirs, representatives, successors, and assigns and shall inure to the benefit of Lender and Lender’s successors and assigns.  This Amended and Restated Affiliate Guaranty shall follow the Notes, the Security Instruments and other Loan Documents, which are for the benefit of Lender, and, in the event the Notes, the Security Instruments and/or other Loan Documents are negotiated, sold, transferred, assigned, or conveyed by Lender in whole or in part, this Amended and Restated Affiliate Guaranty shall be deemed to have been sold, transferred, assigned, or conveyed by Lender to the holder or holders of the Notes, the Security Instruments and other Loan Documents, with respect to the Obligations contained therein, and such holder or holders may enforce this Amended and Restated Affiliate Guaranty as if such holder or holders had been originally named as Lender hereunder.

14.                               Payment of Costs of Enforcement.  In the event any action or proceeding is brought to enforce this Amended and Restated Affiliate Guaranty, the Affiliate Guarantors shall pay all actual, out-of-pocket costs and expenses of Lender in connection with such action or proceeding, including, without limitation, all reasonable attorneys’ fees incurred by Lender.

15.                               Notices.  Any notice required or permitted to be given by the Affiliate Guarantors or Lender under this Amended and Restated Affiliate Guaranty shall be in writing and will be deemed given (a) upon personal delivery, (b) on the first business day after receipted delivery to a courier service which guarantees next-business day delivery, or (c) on the third business day after mailing, by registered or certified United States mail, postage prepaid, in any case to the appropriate party at its address set forth below:

If to the Affiliate Guarantors:

c/o GTJ Reit, Inc.

444 Merrick Road, Suite 370

Lynbrook, New York  11563
Attention: Paul Cooper, CEO

with a copy to:

Ruskin Moscou Faltischek, P.C.

1425 RXR Plaza, East Tower, 15th Floor

Uniondale, New York  11556
Attention:  Adam P. Silvers, Esq.

If to Lender:

The United States Life Insurance Company in the City of New York

1 SunAmerica Center

Century City

Los Angeles, California  90067-6022

Attention:  Mortgage Loan Administrator

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with a copy to:

Katten Muchin Rosenman LLP

575 Madison Avenue

New York, New York  10022

Attention:  Andrew L. Jagoda, Esq.

Either party may change such party’s address for notices or copies of notices by giving notice to the other party in accordance with this Section 15.

16.                               Reinstatement of Obligations.  If at any time all or any part of any payment made by any Affiliate Guarantor or received by Lender from such Affiliate Guarantors under or with respect to this Amended and Restated Affiliate Guaranty is, or must be, rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of such Affiliate Guarantors), then the obligations of the Affiliate Guarantors hereunder shall, to the extent of the payment rescinded or returned, and to the extent permitted by law, be deemed to have continued in existence, notwithstanding such previous payment made by such Affiliate Guarantor, or receipt of payment by Lender, and the obligations of the Affiliate Guarantors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by such Affiliate Guarantor had never been made.  For purposes of this Section 16, the provisions of this Amended and Restated Affiliate Guaranty shall survive repayment of the Aggregate Loan until all amounts rescinded or returned, and any other amounts due under this Section 16, shall have been reimbursed in full.

17.                               Severability of Provisions.  If any provision hereof or of any other Loan Document shall, for any reason and to any extent, be deemed invalid or unenforceable, then the remainder of the document in which such provision deemed invalid or unenforceable is set forth, the application of such provision to other persons, entities or circumstances, and any other document referred to herein shall not be affected thereby, but, instead, shall be enforceable to the maximum extent permitted by law.

18.                               Joint and Several Obligation.  The following shall be applicable to all of the Affiliate Guarantors:  (a) all persons or entities comprising the Affiliate Guarantors are jointly and severally liable for all of the Obligations; (b) all representations, warranties, and covenants made by any Affiliate Guarantor shall be deemed representations, warranties, and covenants of each of the persons or entities comprising the Affiliate Guarantors; (c) any breach, default or Event of Default by any of the persons or entities comprising the Affiliate Guarantors hereunder shall be deemed to be a breach, default, or Event of Default of all of the Affiliate Guarantors; and (d) any reference herein contained to the knowledge or awareness of any Affiliate Guarantor shall mean the knowledge or awareness, of any person or entity comprising the Affiliate Guarantors.

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19.                               Waiver.  Neither the failure of Lender to exercise any right or power given hereunder or to insist upon strict compliance by the Borrowers, or any one of them, any other guarantor or any other person with any of its obligations set forth herein or in any of the Loan Documents, nor any practice of the Borrowers or the Affiliate Guarantors at variance with the terms hereof or of any Loan Documents, shall constitute a waiver of Lender’s right to demand strict compliance with the terms and provisions of this Amended and Restated Affiliate Guaranty.

20.                               Certain Waivers.  THE AFFILIATE GUARANTORS, BY SIGNING THIS AMENDED AND RESTATED AFFILIATE GUARANTY, AND LENDER, BY ACCEPTING THIS AMENDED AND RESTATED AFFILIATE GUARANTY, EACH KNOWINGLY, IRREVOCABLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM BASED ON THIS AMENDED AND RESTATED AFFILIATE GUARANTY, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AMENDED AND RESTATED AFFILIATE GUARANTY OR ANY LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENT (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR PURPOSES OF LENDER AND THE AFFILIATE GUARANTORS ENTERING INTO THE SUBJECT LOAN TRANSACTION.

21.                               Applicable Law. This Amended and Restated Affiliate Guaranty and the rights and obligations of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of New York, without reference to conflicts of law principles.

22.                               Further Assurances.  Guarantor shall, upon request of Lender from time to time, execute, acknowledge and deliver, and file and record, all such instruments, and take all such actions, as Lender may deem necessary or advisable to carry out the intent and purpose of this Guaranty.

23.                               Payments.  All payments under this Guaranty shall be payable in good and immediately available funds without setoff, counterclaim or deduction of any kind, and shall be made by wire transfer to an account designated by Lender.

24.                               New York Provisions. The Affiliate Guarantors acknowledge and agree that this Amended and Restated Affiliate Guaranty is, and is intended to be, an instrument for the payment of money only, as such phrase is used in Section 3213 of the Civil Practice Law and Rules of the State of New York, that each Affiliate Guarantor has been fully advised by its counsel of Lender’s rights and remedies pursuant to such Section 3213 and that each Affiliate Guarantor expressly waives any right, and hereby agrees not, to assert that this Amended and Restated Affiliate Guaranty is not such an instrument.

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25.                               Acceptance of Cures for Event of Default.  Notwithstanding anything to the contrary contained in this Amended and Restated Affiliate Guaranty or the other Loan Documents (including, without limitation, any reference to the “continuance” of an Event of Default), Lender shall in no event or under any circumstance be obligated or required to accept a cure by any Affiliate Guarantor or by any other Person of an Event of Default unless Lender agrees to do so in the exercise of Lender’s sole and absolute discretion, it being agreed that once an Event of Default has occurred and so long as Lender has not determined to accept a cure of such Event of Default in writing, Lender shall be absolutely and unconditionally entitled to pursue all rights and remedies available to Lender under the Loan Documents, at law or in equity or otherwise.

[Remainder of the Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the Affiliate Guarantors have executed this Amended and Restated Affiliate Guaranty as of the day and year first above written.

AFFILIATE GUARANTORS:

WU/LH 15 EXECUTIVE L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 35 EXECUTIVE L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 22 MARSH HILL L.L.C.,

a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 470 BRIDGEPORT L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

WU/LH 950 BRIDGEPORT L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

(Signatures continue on the following page.)

WU/LH 8 SLATER L.L.C.,
a Delaware limited liability company

By:	GTJ REALTY, LP, a Delaware limited partnership
its sole member

	By:	GTJ GP, LLC, a Maryland limited liability company,
its general partner

		By:	GTJ REIT, INC., a Maryland corporation, its sole member

			By:	/s/ David Oplanich
			Name:	David Oplanich
			Title:	CFO

Schedule I

LIST OF AFFILIATE GUARANTORS

1.              Wu/LH 15 Executive L.L.C., a Delaware limited liability company (“15 Executive Borrower”)

2.              Wu/LH 22 Marsh Hill L.L.C., a Delaware limited liability company (“Marsh Hill Borrower”)

3.              Wu/LH 35 Executive L.L.C., a Delaware limited liability company (“35 Executive Borrower”)

4.              Wu/LH 470 Bridgeport L.L.C., a Delaware limited liability company (“470 Bridgeport Borrower”)

5.              Wu/LH 950 Bridgeport L.L.C., a Delaware limited liability company (“950 Bridgeport Borrower”)

6.              Wu/LH 8 Slater L.L.C., a Delaware limited liability company (“8 Slater Borrower”)

15 Executive Borrower, Marsh Hill Borrower, 35 Executive Borrower, 470 Bridgeport Borrower and 950 Bridgeport Borrower and 8 Slater Borrower, each individually, a “Borrower”, and, collectively, the “Borrowers”.

Schedule II

LIST OF NOTES

1.              15 Executive.  Promissory Note, in the principal amount of $4,096,400.00, dated as of March 8, 2011, made by 15 Executive Borrower to the order of Lender (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Note”).

2.              35 Executive.  Promissory Note, in the principal amount of $5,724,600.00, dated as of March 8, 2011, made by 35 Executive Borrower to the order of Lender (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Note”).

3.              22 Marsh Hill.  Promissory Note, in the principal amount of $2,716,700.00, dated as of March 8, 2011, made by Marsh Hill Borrower to the order of Lender (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Note”).

4.              470 Bridgeport.  Promissory Note, in the principal amount of $3,683,700.00, dated as of March 8, 2011, made by 470 Bridgeport Borrower to the order of Lender (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Note”).

5.              950 Bridgeport.  Promissory Note, in the principal amount of $2,639,000.00, dated as of March 8, 2011, made by 950 Bridgeport Borrower to the order of Lender (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Note”).

6.              8 Slater. Consolidated, Amended and Restated Promissory Note, in the principal amount of $4,639,600.00, dated as of March 8, 2011, made by 8 Slater Borrower to the order of Lender (as modified pursuant to the 8 Slater Assumption Agreement, the “8 Slater Note”).

The 15 Executive Note, the 35 Executive Note, the Marsh Hill Note, the 470 Bridgeport Note, the 950 Bridgeport Note and the 8 Slater Note, each individually, a “Note”, and collectively, the “Notes”.

Schedule II-1

Schedule III

LIST OF SECURITY INSTRUMENTS AND PROPERTIES

1.              15 Executive.  Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 15 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 800 on March 9, 2011 (as modified pursuant to the 15 Executive Assumption Agreement, the “15 Executive Security Instrument”) encumbering certain real property and improvements located at 15 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 15 Executive Security Instrument (the “15 Executive Property”).

2.              35 Executive.  Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 35 Executive Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 902 on March 9, 2011 (as modified pursuant to the 35 Executive Assumption Agreement, the “35 Executive Security Instrument”) encumbering certain real property and improvements located at 35 Executive Boulevard, Orange, Connecticut 06477, as more particularly described in such 35 Executive Security Instrument (the “35 Executive Property”).

3.              22 Marsh Hill.  Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by Marsh Hill Borrower for the benefit of Lender, as recorded in the Land Records of Orange, Connecticut in Volume 604, Page 1002 on March 9, 2011 (as modified pursuant to the Marsh Hill Assumption Agreement, the “Marsh Hill Security Instrument”) encumbering certain real property and improvements located at 22 Marsh Hill Road, Orange, Connecticut 06477, as more particularly described in such Marsh Hill Security Instrument (the “Marsh Hill Property”).

4.              470 Bridgeport.  Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 470 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3193, Page 121 on March 8, 2011 (as modified pursuant to the 470 Bridgeport Assumption Agreement, the “470 Bridgeport Security Instrument”) encumbering certain real property and improvements located at 470 Bridgeport Avenue, Shelton, Connecticut  06484, as more particularly described in such 470 Bridgeport Security Instrument (the “470 Bridgeport Property”).

5.              950 Bridgeport. Open-End Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing, dated as of March 8, 2011, granted by 950 Bridgeport Borrower for the benefit of Lender, as recorded in the Land Records of Shelton, Connecticut in Volume 3402, Page 701 on March 8, 2011 (as modified pursuant to the 950 Bridgeport Assumption Agreement, the “950 Bridgeport Security Instrument”) encumbering certain real property and improvements located at 950 Bridgeport Avenue, Milford, Connecticut  06460, as more particularly described in such 950 Bridgeport Security Instrument (the “950 Bridgeport Property”).

6.              8 Slater. Mortgage, Consolidation, Extension, Spreader and Security Agreement, Fixture Filing, Financing Statement and Assignment of Leases and Rents, dated as of March 8, 2011, granted by 8 Slater Borrower for the benefit of Lender, as recorded in the Office of the Westchester County Clerk, New York as Control No. 510843442 on March 29, 2011 (as modified pursuant to the 8 Slater Assumption Agreement, the “8 Slater Security Instrument”) encumbering certain real property and improvements located at 8 Slater Street, Port Chester, New York 10573, as more particularly described in such NY Security Instrument (the “8 Slater Property”).

The 15 Executive Security Instrument, the 35 Executive Security Instrument, the Marsh Hill Security Instrument, the 470 Bridgeport Security Instrument, the 950 Bridgeport Security Instrument, and the 8 Slater Security Instrument, each individually, a “Security Instrument”, and, collectively, the “Security Instruments”.

The 15 Executive Property, the 35 Executive Property, the Marsh Hill Property, the 470 Bridgeport Property, the 950 Bridgeport Property, and the 8 Slater Property, each individually, a “Property”, and collectively, the “Properties”.

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                        in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 15 Executive Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                        in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 35 Executive Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                        in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of Marsh Hill Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                        in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 470 Bridgeport Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                        in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 950 Bridgeport Borrower]

STATE OF NEW YORK	)
) ss.:
COUNTY OF	)

On the              day of                        in the year 2012 before me, the undersigned, a Notary Public in and for said State, personally appeared,                                personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their capacity(ies), and that by his/her/their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individuals(s) acted, executed the instrument.

(Signature and office of individual taking acknowledgment.)
Notary Public
My Commission Expires:

[Acknowledgment on behalf of 8 Slater Borrower]